UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2009

CEREPLAST, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-126378	91-2154289
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3411-3421 West El Segundo Boulevard Hawthorne, California	90250
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-676-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2009, our board of directors approved an amendment to Section 1 of Article VI of our By-laws to allow us to issue shares of common stock in uncertificated form.  A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
3.1	Amendment to By-laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 28, 2009

CEREPLAST, INC.

By: /s/ Frederic Scheer
Name: Frederic Scheer
Title: Chief Executive Officer

Index to Exhibits

Exhibit
Number	Description
3.1	Amendment to By-laws

4